EXHIBIT (e)(i)(A)
                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

NAME OF FUND

Fifth Third Government Money Market Fund
Fifth Third Prime Money Market Fund
Fifth Third U.S. Treasury Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Municipal Bond Fund
Fifth Third Dividend Growth Fund
Fifth Third Municipal Money Market Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Institutional Government Money Market Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM

Fifth Third Small Cap Value Fund
Fifth Third High Yield Bond Fund



FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS,  INC.


By:                                         By:
     ----------------------                     ----------------------
Name:                                       Name:
Title:                                      Title:

                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                   SCHEDULE B
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

Class C Shares

Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Dividend Growth Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Prime Money Market Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund
Fifth Third High Yield Bond Fund

FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By:                                         By:
    -----------------------                     ----------------------
Name:                                       Name:
Title:                                      Title:

                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                   SCHEDULE D
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

Name of Fund and Class Share

Class A Shares

Fifth Third Prime Money Market Fund
Fifth Third Government Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Strategic Income Fund
Fifth Third Dividend Growth Fund
Fifth Third Municipal Money Market Fund
Fifth Third Technology Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund
Fifth Third High Yield Bond Fund

Class B Shares

Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Strategic Income Fund
Fifth Third Dividend Growth Fund
Fifth Third Technology Fund
Fifth Third Prime Money Market Fund
Fifth Third Municipal Bond Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund
Fifth Third High Yield Bond Fund

Class C Shares

Fifth Third Prime Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Dividend Growth Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund

Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third Short Term Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund
Fifth Third High Yield Bond Fund

Advisor Shares

Fifth Third Bond Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Small Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Prime Money Market Fund
Fifth Third Technology Fund
Fifth Third Quality Growth Fund
Fifth Third Balanced Fund
Fifth Third LifeModel Conservative FundSM
Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third LifeModel Moderate FundSM
Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third LifeModel Aggressive FundSM
Fifth Third Small Cap Value Fund
Fifth Third International Equity Fund
Fifth Third Large Cap Core Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Dividend Growth Fund
Fifth Third Intermediate Bond Fund
Fifth Third Short Term Bond Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Intermediate Municipal Bond Fund

Fifth Third Ohio Municipal Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third High Yield Bond Fund


FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By:                                         By:
    -----------------------                     ----------------------
Name:                                       Name:
Title:                                      Title:

                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                   SCHEDULE E
                                     TO THE
                             DISTRIBUTION AGREEMENT
                          BETWEEN FIFTH THIRD FUNDS AND
                         FIFTH THIRD DISTRIBUTORS, INC.

NAME OF FUND:

Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Municipal Bond Fund
Fifth Third Dividend Growth Fund
Fifth Third U.S. Government Bond
Fund Fifth Third Technology Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Small Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Short Term Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative Fund SM
Fifth Third LifeModel Moderately Conservative Fund SM
Fifth Third LifeModel Moderate Fund SM
Fifth Third LifeModel Moderately Aggressive Fund SM
Fifth Third LifeModel Aggressive Fund SM
Fifth Third Small Cap Value Fund
Fifth Third Strategic Income Fund
Fifth Third High Yield Bond Fund


FIFTH THIRD FUNDS                           FIFTH THIRD DISTRIBUTORS, INC.

By:                                         By:
    -----------------------                     ----------------------
Name:                                       Name:
Title:                                      Title: